EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Xiana Mining Inc. (the “Company”), for the period ended January 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, 20-F of Xiana Mining Inc., Chief Financial Officer for the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 23, 2018	By:	/s/ Anton J. Drescher
Anton J. Drescher
Chief Financial Officer (Principal Financial and Accounting Officer)